Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Don F. Ahern, Chief Executive Officer, in connection with the Quarterly Report on Form 10-Q of Ahern Rentals, Inc. for the quarterly period ended September 30, 2008 (the “Report”), hereby certify in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Ahern Rentals, Inc.

/s/ Don F. Ahern
Don F. Ahern
Chief Executive Officer
Dated: November 13, 2008